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                                                                  EXHIBIT 10.5




                         AURORA BIOSCIENCES CORPORATION

                      RESTRICTED STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made as of _____________ in San Diego, California, between AURORA BIOSCIENCES CORPORATION, a Delaware corporation (the "Company"), and __________________________ (the "Purchaser").

         WHEREAS, the Purchaser is an employee, director or consultant of the Company and the Purchaser's continued service to the Company is considered by the Company to be important for the Company's continued growth; and

         WHEREAS, in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase shares of Common Stock according to the terms and conditions contained in the Company's 1996 Stock Plan and herein; and

         WHEREAS, the issuance of Common Stock hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees, directors, officers, consultants and advisors and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

         NOW, THEREFORE, the parties agree as follows:


         1. SALE OF STOCK. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of ______ shares of the Company's Common Stock (the "Shares"), at the price of _____ per share for an aggregate purchase price of _________.

         2. PAYMENT OF PURCHASE PRICE. The purchase price for the Shares shall be paid by delivery to the Company at the time of execution of this Agreement of cash or check in the amount of the aggregate purchase price, and the Company shall immediately issue and deliver to Purchaser a share certificate in accordance with the terms of this Agreement.

         3. REPURCHASE OPTION. In the event of any termination of the Purchaser's employment by or services to the Company for any or no reason (including death or disability) before all of the Shares are released from the Company's repurchase option







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(see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of 90 days (or such longer period of time either mutually agreed to by Purchaser and the Company or determined by the Company in good faith to be necessary to avoid the loss of "qualified small business stock" treatment under section 1202 of the Internal Revenue Code for any stockholder other than the Purchaser) from such date to repurchase some or all of the Unreleased Shares (as defined in Section 4) at such time at the original purchase price per share (the "Repurchase Price"). Said option shall be exercised by the Company by written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder, as defined in Section 6) and, at the Company's option, (i) by delivery to the Purchaser or the Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of any Purchaser's indebtedness to the Company equal to the purchase price for the Shares being repurchased, or (iii) by a combination of (i) and
(ii) so that the combined payment and cancellation of indebtedness equals such repurchase price. Upon delivery of such notice and the payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

         4.      RELEASE OF SHARES FROM REPURCHASE OPTION.

                 (a) The number of Shares to be released from the Company's repurchase option, and the timing thereof, is set forth in a schedule attached hereto as Exhibit A, provided that, as to each incremental period resulting in the release of Shares from such repurchase option, that the Purchaser's employment or services have not been terminated prior to the date of any such release.

                 (b) Any of the Shares which have not yet been released from the Company's repurchase option are referred to herein as "Unreleased Shares".

                 (c) The Shares which (i) have been released from the Company's repurchase option, (ii) have been paid for in full, and (iii) no longer secure Shares not yet paid for in full, shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

         5.      RESTRICTIONS ON TRANSFER.

                 (a) Except for the escrow described in Section 6, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of





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in any manner until the release of such Shares from the Company's repurchase option in accordance with the provisions of this Agreement.

                 (b) The Shares may not be sold, offered for sale, pledged, hypothecated or otherwise transferred in the absence of an effective registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to such Shares or an opinion of counsel reasonably acceptable to the Company that such registration is not required. The Company shall not be required to transfer on its books any portion of such Shares purchased hereunder which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or to treat as the owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

                 (c) The Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under Section 7 of the Securities Act, the Purchaser shall not sell, transfer or otherwise dispose of any Shares or other securities of the Company during a period of up to 180 days (as specified by such representative) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

                 (d) The Shares are subject to a Right of First Refusal as set forth in Article XIV of the Company's Bylaws.

         6. ESCROW OF SHARES. The Shares issued under this Agreement shall be held by an escrow holder designated by the Company (the "Escrow Holder"), along with a stock assignment executed by the Purchaser in blank in the form attached hereto as Exhibit B, pursuant to the terms of the Joint Escrow Instructions attached hereto as Exhibit C.

         7.      ADJUSTMENT FOR STOCK SPLIT.   All references to the number of
Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

         8. TAX CONSEQUENCES. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such





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advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income both (i) the difference between the fair market value of the Shares when the Company granted the Purchaser the right to purchase the Shares and the fair market value of the Shares on the date of this Agreement, and (ii) the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. In the event the Company has registered under the Exchange Act, "restriction" with respect to officers, directors and 10% shareholders also means the period after the purchase of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the Exchange Act. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option or 16(b) period expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase. A form of election under Section 83(b) is attached as Exhibit D hereto.

THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

         9.      GENERAL PROVISIONS.

                 (a) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                 (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.








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                 (c)      Either party's failure to enforce any provision or
provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                 (d) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

                 (e) Purchaser acknowledges that it is aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and that the Shares are deemed to constitute "restricted securities" under Rule 144 and Rule 701 promulgated under the Act. In this connection, Purchaser warrants and represents to the Company that Purchaser is purchasing the Shares for Purchaser's own account and Purchaser has no present intention of distributing or selling said Shares except as permitted under the Act and Section 25102(f) of the California Corporations Code. Purchaser further warrants and represents that Purchaser has either (i) preexisting personal or business relationships with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect its own interests in connection with the purchase of the Shares by virtue of the business or financial expertise of Purchaser or of any professional advisors to Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly. Purchaser further acknowledges that the exemption from registration under Rule 144 will not be available for at least three years from the date of sale of the Shares unless at least two years from the date of sale (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

                 (f) All certificates representing any shares of Common Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form:

                          (i)     The securities represented by this
certificate have not been registered under the Act. They may not be sold or offered for sale or otherwise distributed unless the securities are registered under the Act or an exemption therefrom is available.







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                          (ii)    Any other legend required to be placed
thereon by the Company's Bylaws or applicable state, federal or foreign securities laws.

                 (g) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

                 (h) Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

                 (i) PURCHASER ACKNOWLEDGES THAT THIS AGREEMENT SETS FORTH THE ENTIRE UNDERSTANDING BETWEEN THE COMPANY AND PURCHASER REGARDING SHARES OF THE COMPANY'S SECURITIES, AND THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS AND/OR UNDERSTANDINGS REGARDING THE SAME.

         IN WITNESS WHEREO, the parties have duly executed this Agreement as of the day and year first set forth above.





AURORA BIOSCIENCES CORPORATION               PURCHASER:





By: __________________________               __________________________










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                               CONSENT OF SPOUSE





         I, __________________________________, spouse of                ,
have read and approve the foregoing Agreement.   In consideration of granting
of the right to my spouse to purchase shares of Aurora Biosciences Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.



Dated:





                                                _______________________________










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                                   EXHIBIT A



                     REPURCHASE OPTION -- RELEASE SCHEDULE





The number of Shares subject to the Company's repurchase option shall be released in accordance with the following schedule:

                                   EXHIBIT B

                         AURORA BIOSCIENCES CORPORATION

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED,                  hereby sells, assigns and
transfers unto AURORA BIOSCIENCES CORPORATION, a Delaware Corporation (the "Company"), pursuant to the Repurchase Option under that certain Restricted
Stock Purchase Agreement dated               by and between the undersigned and
the Company (the "Agreement"),        shares of Common Stock of Aurora
Biosciences Corporation, a Delaware corporation (the "Company") standing in the undersigned's name on the books of the Company represented by Certificate No.
     and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer said stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Repurchase Option under the Agreement.





Dated:  ________________________





                                                ________________________________
                                                (Signature)

                                   EXHIBIT C

                         AURORA BIOSCIENCES CORPORATION

                           JOINT ESCROW INSTRUCTIONS





President
Aurora Biosciences Corporation
11149 North Torrey Pines Road
La Jolla, CA  92037



Dear Sir:



         As Escrow Agent for both Aurora Biosciences Corporation, a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted
Stock Purchase Agreement ("Agreement"), dated                to which a copy
of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

         1. In the event the Company or an assignee shall elect to exercise the Repurchase Option set forth in the Agreement, the Company or its assignee will give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of stock being purchased pursuant to the exercise of the Repurchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

         4. This escrow shall terminate upon expiration or exercise in full of the Repurchase Option, whichever occurs first.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.

         6. Except at otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel (including without limitation the firm of Cooley, Godward, Castro, Huddleson & Tatum) and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be President of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' written notice to each of the other parties hereto:

COMPANY:                                 AURORA BIOSCIENCES CORPORATION
                                         11149 North Torrey Pines Road
                                         La Jolla, CA  92037

PURCHASER:

PRESIDENT:                               AURORA BIOSCIENCES CORPORATION
                                         11149 North Torrey Pines Road
                                         La Jolla, CA  92037

         16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.



                                         Very truly yours,



                                         AURORA BIOSCIENCES CORPORATION


                                         By____________________________________



                                         PURCHASER:

                                         ______________________________________



ESCROW AGENT:





______________________________________